LIQUIDITY RISKS AND UNCERTAINTIES	6 Months Ended
Jun. 30, 2022
LIQUIDITY RISKS AND UNCERTAINTIES
LIQUIDITY RISKS AND UNCERTAINTIES

NOTE 2 - LIQUIDITY RISKS AND UNCERTAINTIES

The Company has incurred net losses every year since inception and had an accumulated deficit of approximately $32.4 million at June 30, 2022. The Company funded its operations through the issuance of the 2020 Notes (as defined below) and the Bridge Financing (as defined below) prior to the Merger and the Primary Financing completed on October 28, 2021, whereby the Company received funding of approximately $12 million ($10.1 million after offering costs) at the closing of the Merger.

On August 9, 2022, the Company completed an offering (the “Offering”) of ordinary shares represented by ADSs and pre-funded warrants to purchase ordinary shares represented by ADSs with each ADS and pre-funded warrant accompanied by an ordinary warrant, for aggregate gross proceeds of $16.8 million, resulting in net proceeds of approximately $15.0 million, after deducting the placement agent’s fees and estimated offering expenses payable by the Company (see Note 17). As a result of the completion of the Offering, the Company believes that it has sufficient resources to effect its business plan for at least one year from the issuance of these consolidated financial statements.

Additional financing will still be required to complete the research and development of the Company’s therapeutic targets and its other operating requirements until it achieves commercial profitability, if ever. Such financing may not be available at acceptable terms, if at all. If the Company is unable to obtain additional funding when it becomes necessary, the development of its product candidates will be impacted and the Company would likely be forced to delay, reduce, or terminate some or all of its development programs, all of which could have a material adverse effect on the Company’s business, results of operations and financial condition.